Attachment to Form 4
JOINT FILER INFORMATION
Name and Address:	Third Point LLC
390 Park Avenue
New York, NY 10022
Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	2,840,898 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	8,083,022
Ownership Form:	I
Nature of Indirect Beneficial Ownership:	(1)

Name and Address:	Third Point Offshore Master Fund L.P.
c/o Third Point LLC
390 Park Avenue
New York, NY 10022
Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	764,569 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	2,175,378
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Ultra Master Fund L.P.
c/o Third Point LLC
390 Park Avenue
New York, NY 10022
Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	384,396 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	1,053,087
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Reinsurance Company Ltd.
The Waterfront
#96 Pitts Bay Road
Pembroke HM 08 Bermuda

Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	128,328 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	440,128
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Reinsurance Ltd.
The Waterfront
#96 Pitts Bay Road
Pembroke HM 08 Bermuda

Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	128,328 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	440,128
Ownership Form:	I
Nature of Indirect Beneficial Ownership:
Third Point Reinsurance Company Ltd. is a direct, wholly owned subsidiary of Third Point Reinsurance Ltd. (“TPRE”), which may be deemed to share beneficial ownership of the securities owned by Third Point Re. TPRE hereby disclaims beneficial ownership of any securities held by (x) Third Point Re, except to the extent of any indirect pecuniary interest therein; and (y) the Funds, in each case, for purposes of Section 16 of the Act and the rules promulgated thereunder or for any other purpose.

Name and Address:	Third Point Reinsurance (USA) Ltd.
51 JFK Parkway
First Floor West
Short Hills, N.J. 07078

Date of Event Requiring Statement:	07/01/2015
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	July 1, 2015
Transaction Code:	P
Amount of Securities and Price:	18,639 at $10.00 per share
Securities Acquired (A) or Disposed of (D):	A
Amount of Securities Beneficially Owned Following Reported Transactions:	18,639
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A